________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 31, 2005

          GS Mortgage Securities Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-127620	13-3387389
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 902-1000

                                                         None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

The Registrant registered issuances of Mortgage Pass-Through Certificates, Series 2005-AR7 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-127620) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $1,784,313,300 aggregate principal amount of Class 1A1, Class 1A2, Class 2A1, Class 2A2, Class 3A1, Class 4A1, Class 4A2, Class 5A1, Class 5A2, Class 6A1, Class 1B1, Class 1B2, Class 1B3, Class 2B1, Class 2B2, Class 2B3, Class R, Class RT1 and Class RT2 (the “Publicly Offered Certificates”) on October 31, 2005.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated August 29, 2005, as supplemented by the Prospectus Supplement dated October 27, 2005, to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Publicly Offered Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Publicly Offered Certificates were issued pursuant to a Master Servicing and Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.5.1, dated as of October 1, 2005, among GS Mortgage Securities Corp., as Depositor, U.S. Bank National Association, as Trustee, JPMorgan Chase Bank, National Association, as a custodian, Wells Fargo Bank, N.A., as Securities Administrator, Master Servicer and a custodian, and Thornburg Mortgage Home Loans, Inc., as credit risk advisor, which incorporates by reference the Standard Terms to Master Servicing and Trust Agreement, October 2005 Edition (the “Standard Terms”), attached hereto as Exhibit 4.5.2.  The “Certificates” consist of the Publicly Offered Certificates and the Class 1B4, Class 1B5, Class 1B6, Class 2B4, Class 2B5 and Class 2B6 Certificates. The Certificates evidence all of the beneficial ownership interest in a trust fund that consists primarily of a pool of certain interest only and conventional, hybrid, adjustable rate, amortizing, residential mortgage loans with an aggregate outstanding principal balance of approximately $1,797,494,703 as of October 1, 2005, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement and the Standard Terms.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.5.1

Master Servicing and Trust Agreement dated as of October 1, 2005, among GS Mortgage Securities Corp., as Depositor, U.S. Bank National Association, as Trustee, JPMorgan Chase Bank, National Association, as a custodian, Wells Fargo Bank, N.A., as Securities Administrator, Master Servicer and a custodian, and Thornburg Mortgage Home Loans, Inc., as credit risk advisor

4.5.2

Standard Terms to Master Servicing and Trust Agreement (October 2005 Edition)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

By: /s/ Greg A. Finck

      Name: Greg A. Finck

      Title:   Managing Director

Dated:  October 31, 2005

EXHIBIT INDEX

Exhibit No.

Description

4.5.1

Master Servicing and Trust Agreement dated as of October 1, 2005, among GS Mortgage Securities Corp., as Depositor, U.S. Bank National Association, as Trustee, JPMorgan Chase Bank, National Association, as a custodian, Wells Fargo Bank, N.A., as Securities Administrator, Master Servicer and a custodian, and Thornburg Mortgage Home Loans, Inc., as credit risk advisor

4.5.2

Standard Terms to Master Servicing and Trust Agreement (October 2005 Edition)